UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):					August 5, 2020

Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)

Delaware			001-04329		34-4297750
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S Employer Identification No.)

701 Lima Avenue,	Findlay,	Ohio	419-	423-1321	45840
(Address of principal executive offices)			(Registrant's telephone number)		(Zip Code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $1 par value per share			CTB		New York Stock Exchange
(Title of Each Class)			(Trading Symbol)		(Name of Each Exchange on which Registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2020, Christopher J. Eperjesy notified Cooper Tire & Rubber Company (the “Company”) that he will resign from his position as Senior Vice President & Chief Financial Officer (“CFO”) as of August 21, 2020 (the “Effective Date”). The Company is conducting a formal search for Mr. Eperjesy’s replacement.

As of the Effective Date, the Company’s Board of Directors (“Board”) has appointed Gerald C. Bialek to assume the responsibilities of Mr. Eperjesy and serve as CFO on an interim basis until a permanent successor is identified for the CFO position and the transition is complete. Mr. Bialek, who has held the position of Vice President & Treasurer of the Company since February 2018, will continue to serve as Vice President & Treasurer of the Company. Mr. Bialek will retain his current compensation and, provided he remains an employee of the Company, will receive a bonus of $150,000, payable $25,000 on November 21, 2020; $25,000 on February 21, 2021; $25,000 on May 21, 2021 and $75,000 on August 21, 2021. In addition, Mr. Bialek will receive a restricted stock unit award of 3,000 shares with 1,500 shares vesting on August 21, 2021; 1,000 shares vesting on August 21, 2022 and 500 shares vesting on August 21, 2023. Mr. Bialek, 54, joined the Company in 2014 as Director, Global Financial Planning and Analysis, and a year later was named Director, Investor Relations and Strategic Planning. In 2017, Mr. Bialek was promoted to the position of Vice President, Finance & Strategy, supporting the Company’s Asia operations, where he served until the Board elected him to serve as Vice President & Treasurer in 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Cooper Tire & Rubber Company
August 11, 2020	By: /s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Vice President, Assistant General Counsel & Assistant Secretary